UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 29, 2008 (February 25, 2008)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events

Director Incentive Compensation Awards

On February 25, 2008, the Compensation Committee of the Board of Directors of National Penn Bancshares, Inc. (“National Penn”) made incentive compensation awards to each non-employee director of National Penn or National Penn Bank under National Penn’s Long-Term Incentive Compensation Plan (the “Plan”). The Plan was approved by shareholders at the annual meeting of shareholders on April 25, 2005.

National Penn non-employee directors receiving incentive compensation awards were Thomas A. Beaver, J. Ralph Borneman, Jr., Robert L. Byers, Jeffrey P. Feather, Donna D. Holton, Thomas L. Kennedy, Patricia L. Langiotti, Christian F. Martin IV, Molly K. Morrison, Natalye Paquin, R. Chadwick Paul, Jr., Robert E. Rigg, C. Robert Roth and Wayne W. Weidner. National Penn Bank directors receiving incentive compensation awards were Albert H. Kramer, Frederick P. Krott, Samuel J. Malizia, D. Michael Taylor, Leslie K. Witmer and Stratton D. Yatron.

Each National Penn non-employee director (as identified above) received the following award. For those persons who became directors on February 1, 2008 (Messrs. Feather, Kennedy, Martin, Paul and Ms. Holton) in connection with National Penn’s merger with KNBT Bancorp, Inc., the award was pro-rated based on time of service in 2008.  In the Committee’s judgment, these awards are consistent with the Committee’s goal of providing non-employee holding company directors with approximately one-third of their total annual compensation in the form of incentive compensation awards.

•
With respect to National Penn’s corporate performance in 2008, 1,600 shares of “performance-restricted restricted stock”.  These shares will bear dividends and have full voting rights effective immediately. These shares may not be transferred during the restricted time period, and they are subject to forfeiture to the extent the performance restrictions are not satisfied.  The restricted time period for these shares will lapse one year from date of the award, or February 25, 2009, provided the individual is still serving as a director on that date.

•
Alternatively, the director could select 1,600 “performance-restricted” “restricted stock units” (“RSUs”) issued under the Plan.  The time period restriction will lapse on February 25, 2009, provided the individual is still serving as a director on that date, and the performance restrictions will lapse on that date to the extent the performance goals have been met (to the extent the performance goals have not been met, the RSUs will be cancelled). Dividend equivalents on the RSUs (at the rate of cash dividends payable on National Penn common stock) will be payable in additional RSUs.  RSUs will be paid out in shares of National Penn common stock to a director upon his or her termination of service as a National Penn director.

               The performance restrictions, filed in this Report as Exhibit 10.1 and incorporated by reference in this Item 8.01, are consistent with the earnings per share financial performance goals that are in effect for 2008 under the annual Executive Incentive Plan for executive management.

Each National Penn Bank non-employee director (as identified above) received incentive compensation awards for 2008 identical to those made to the National Penn non-employee directors except in amount (400 shares of performance-restricted restricted stock or 400 performance-restricted RSUs). Messrs. Kramer and Krott  received a pro-rated award for service as National Penn directors in January 2008 and National Penn Bank directors since February 1, 2008.  Otherwise, the terms of the awards and securities are identical to those issued to the National Penn directors.

The Plan is included in National Penn’s Report on Form 8-K dated April 25, 2005 as Exhibit 10.1, which Report was filed with the Securities and Exchange Commission on April 29, 2005.

Each of the above restricted stock awards or RSU awards will be evidenced by a written agreement between National Penn and the individual receiving the award.

Director Fee Schedule

On February 27, 2008, the Board of Directors of National Penn, based on the recommendation of its Compensation Committee, approved, effective January 1, 2008, two changes in the cash directors' fees for non-employee directors of National Penn:  (1) the fee for attendance at Director Education/Strategic Planning Workshops will be $750 per day (including any travel day); and (2) the fee for serving on the KNBT Advisory Board will be $250 per meeting.  A copy of the amended and restated 2008 Director Fee Schedule is filed in this Report as Exhibit 10.2 and incorporated by reference in this Item 8.01.

Designation of Officers

On March 1, 2008, Sandra L. Spayd, Group Executive Vice President, Corporate Secretary and Corporate Governance Officer, is retiring as an executive officer of National Penn and National Penn Bank.  In anticipation of this, on February 27, 2008, the Board of Directors of National Penn named Michelle H. Debkowski to replace Ms. Spayd as Corporate Secretary and Corporate Governance Officer.

On February 27, 2008, the Board of Directors of National Penn approved the following persons as executive officers (reporting persons for purposes of Section 16 of the Securities Exchange Act of 1934) and corporate officers, respectively, of National Penn:

Executive Officers

Glenn E. Moyer	President & Chief Executive Officer
Scott V. Fainor	Senior EVP & Chief Operating Officer
Michael R. Reinhard	Group EVP & Chief Financial Officer
Michelle H. Debkowski	EVP, Corporate Secretary/Corp. Governance Officer/Investor Relations Officer

Sandra L. Bodnyk	Group Executive Vice President
Bruce D. Kilroy	Group Executive Vice President
Garry L. Koch	Group Executive Vice President
Carl F. Kovacs	Group Executive Vice President
Paul W. McGloin	Group Executive Vice President
Donald P. Worthington	Group Executive Vice President
H. Anderson Ellsworth	Executive Vice President
Jorge H. Leon	Executive Vice President
Janice S. McCracken	Executive Vice President
Michael A. Meeneghan	Executive Vice President
Gary L. Rhoads	Executive Vice President & Chief Accounting Officer

Corporate Officers

Catharine S. Bower	Communications/Public Relations Director
Sandra J. Cox	Officer
Earl J. Houseknecht	Director of Human Resources
Deborah M. Johnson	Officer
P. Robert Keeley	Chief Information Officer
Mary Jo Kerick	Internal Control Environmental Manager
Pamela K. Koeshartanto	Officer
Lee Ann Leahy	Commercial Loan Review Manager
Hugh L. Marshall	Chief Credit Officer
Sharon A. McMichael	Co-CRA Officer
Tarrie L. Miller	Director of Marketing
A. Lee Roberts	Director of Operating Risk Management
Kathy Ruggiero	BSA/AML Officer
Teresa D. Steuer	Assistant Corporate Secretary
Eileen Tkacik	Director of Compliance
Richard A. Vivola	Director of Internal Audit
Karen Whitehill	Co-CRA Officer

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

10.1	Performance-Restricted Restricted Stock or Restricted Stock Units – Performance Goals – 2008.
10.2	Director Fee Schedule - 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	February 29, 2008	By:	/s/ Glenn E. Moyer
			Name:	Glenn E. Moyer
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number                                           Description

10.1	Performance-Restricted Restricted Stock or Restricted Stock Units – Performance Goals – 2008.
10.2	Director Fee Schedule - 2008